BANGLA PROPERTY MANAGEMENT, INC.
                           A DEVELOPMENT STAGE COMPANY
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EXHIBIT 10.18 - MATERIAL CONTRACT
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PROMISSORY NOTE
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                                 PROMISSORY NOTE
                                 ---------------

$10,000 U.S.
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FOR  VALUE  RECEIVED,   BANGLA  PROPERTY  MANAGEMENT,   INC.  (the  "Borrower"),
unconditionally promises to pay to the order of WHITE SANDS, INC., (the "Lender") the sum of $10,000 in United States of America funds, together with interest at the rate of 7% per annum on the principal amount remaining unpaid, after as well as before demand or maturity or default, calculated on an annual basis (on the basis of a year of 365 days for the actual number of days elapsed) and payable on demand; PROVIDED that if the Borrower fails to pay on demand any payment of principal or interest on this note, then in such event the entire unpaid principal and all accrued and unpaid interest thereon shall become and be forthwith due and payable without presentment, notice, protest or demand of any kind (all of which are hereby expressly waived by the Borrower).

The Borrower hereby agrees that the proper law of this instrument is the law of the state of Colorado and that this instrument shall be governed by and construed in accordance with the laws thereof and the undersigned agrees that any legal suit, action or proceeding brought upon or arising out of or relating to this instrument may be instituted in the courts of such State and the undersigned hereby accepts and irrevocably submits and attorns to the exclusive jurisdiction of the said courts and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the right of the Lender to bring proceedings against the Borrower elsewhere.

This Promissory Note is dated the 17th day of October, 2003.



                                            BANGLA PROPERTY MANAGEMENT, INC.



                                            By:    /s/ Shawn Erickson
                                                ------------------------------
                                                   President/Director


                                            By:    /s/ Edward Granados
                                                ------------------------------
                                                   Director


                                            By:    /s/ Mark Christian
                                                ------------------------------
                                                   Director